Fourth Quarter Earnings Call
February 5, 2010
Exhibit 99.2

Cautionary Statements and Factors That
May Affect Future Results
Any statements made in this presentation
about future operating results or other future
events are forward-looking statements under
the Safe Harbor Provisions of the Private
Securities Litigation Reform Act of 1995.
Actual results may differ materially from such
forward-looking statements. A discussion of
factors that could cause actual results or
events to vary is contained in the Appendix to
this presentation and in the Company’s SEC
filings.

J. H. Miller
P. A. Farr
W. H. Spence

Agenda
• Fourth Quarter 2009 Earnings
 and 2010 Earnings Forecast and
 Outlook
• Segment Results and Financial
 Overview
• Operational Review
• Q&A

Earnings Results
Fourth Quarter
Fourth Quarter
Reported Earnings
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
Year-to-Date
Reported Earnings
Year-to-Date
Earnings from Ongoing Operations

Forecast

$2.02
$3.50
Per Share
$1.95
$3.10
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
Strong Expected Earnings Growth

 $ 0.06
$0.46
$0.52
 Total
 0.03
 0.15
 0.18
International Delivery
 (0.01)
 0.10
 0.09
Pennsylvania Delivery
 $ 0.04
$0.21
$0.25
Supply
Change
 Q4
2008
 Q4
2009

Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
 $ (0.07)
 $2.02
$1.95
 Total
 (0.05)
 0.77
 0.72
International Delivery
 (0.09)
 0.44
 0.35
Pennsylvania Delivery
 $ 0.07
 $0.81
$0.88
Supply
 Change
 2008
2009
Ongoing Earnings Overview

Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.

	2009
2008 EPS - Ongoing Earnings		$0.81
Margins - East	0.19
Margins - West	0.07
O&M	(0.11)
Depreciation	(0.05)
Income Taxes & Other	(0.03)
Total		0.07
2009 EPS - Ongoing Earnings		$0.88
Supply Segment
Earnings Drivers

Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
	2009
2008 EPS - Ongoing Earnings		$0.44
Delivery Margins	(0.04)
Financing Costs	(0.04)
Income Taxes & Other	(0.01)
Total		(0.09)
2009 EPS - Ongoing Earnings		$0.35
Pennsylvania Delivery Segment
Earnings Drivers

Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
	2009
2008 EPS - Ongoing Earnings		$0.77
Delivery Margins	0.05
O&M	0.03
Financing Costs	0.07
Effect of Exchange Rates	(0.22)
Income Taxes & Other	0.02
Total		(0.05)
2009 EPS - Ongoing Earnings		$0.72
International Delivery Segment
Earnings Drivers

Forecast

Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.

$2.02
$3.50
Per Share
$1.95
$3.10
Strong Expected Earnings Growth

Millions

Note: See Appendix for reconciliation of cash from operations to free cash flow before dividends
Free Cash Flow before Dividends Forecast

PA Delivery Segment Operational Update
• PA PUC conducted a binding poll, indicating its
 intent to approve the PPL electric portion of the
 Susquehanna-Roseland 500 Kv transmission
 line
 – Final order expected in February
• 288,000 customers have selected retail
 electricity suppliers for 2010
 – No material impact on PPL
• Third POLR solicitation completed for the 2011
 to mid-2013 procurement period

Exceptional performance has earned WPD additional revenue of over $240 million with potential to earn more
International Delivery Segment Operational Update
• The Ofgem final proposal was a constructive outcome for WPD
• Increases revenues by an average of 6.9% per year (plus inflation)
• Higher revenues result from a capital spending increase of 31% and operating cost increase of 14%
• Additionally, WPD was awarded the following benefits for its performance:
 – $106 million for capital cost efficiency (#1)
 – $77 million for quality of supply performance (#1)
 – $48 million for forecasting accuracy (#1)
 – $11 million for operating cost efficiency (#3)

Supply Segment Operational Update
• Susquehanna nuclear power plant set generation
 record
• Susquehanna operating licenses renewed for an
 additional 20 years
• Received FERC approval to expand Holtwood hydro
 plant in PA
• Started construction to expand Rainbow hydro facility
 in MT
• Completed construction of scrubbers at Brunner
 Island
• Completed sale of the majority of Maine hydroelectric
 assets

As of December 31, 2009
*Represents expected sales based on current business plan assumptions
**Represents energy, capacity, congestion and other revenues

	2010	2011	2012
Baseload
Expected Generation* (1,000 MWhs)	52.1	52.1	56.1
East	43.4	43.8	47.6
West	8.7	8.3	8.5

Current Hedges (%)	99%	88%	55%
East	100%	88%	51%
West	97%	86%	78%

Average Hedged Price (Energy Only) ($/MWh)	$59	$58	$61
East	$60	$59	$62
West	$49	$56	$57

Expected Average Price (Fully Loaded) ($MWh)	$70	$67	$68
East**	$72	$69	$71
West	$49	$56	$57

% Hedged Through Swaps/Options Energy Transactions	96%	88%	55%
% Hedged Through Load-following Transactions	3%	0%	0%
Intermediate/Peaking
Expected Generation (1,000 MWhs)	5.0	5.0	5.1
Current Hedges (%)	19%	0%	0%
Supply Segment Asset Hedge Positions

(1) Weighted Average $/ton at mine for east wholly owned plants, excludes Keystone & Conemaugh
Note: As of 12/31/2009
 2010 2011 2012
Uranium 100% 100% 100%
Coal
 East  99%  85%  62%
 West 100% 100%  91%
 Total  99%  89%  70%

	2010		2011		2012
	Hedge Level	Price	Hedge Level	Price	Hedge Level	Price
% Fixed Base Price	93%	$49	28%	$51	5%	$63
% Collars	0%	N/A	72%	$44-$51	95%	$42-$50
% Diesel Surcharge	7%	$46	0%	N/A	0%	N/A
Eastern Coal Contracts (1)
Current Fuel Contracts - Base Prices

ppl

(1)	Market prices based on the average of broker quotes as of 12/31/2009
(2)	24-hour average
(3)	NYMEX and TZ6NNY forward gas prices on 12/31/2009
(4)	Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price
Market Prices
 Market Prices     Actual Forward(1)  2009 2010 2011 2012  ELECTRIC  PJM  On-Peak $44 $57 $60 $60  Off-Peak $31 $40 $41 $42  Mid-Columbia  ATC(2) $38 $48 $50 $51  On-Peak $36 $50 $54 $56  Off-Peak $29 $40 $43 $44  ATC(2) $33  $3.92  $46 $49 $50  $5.79 $6.34 $6.53  GAS(3)  NYMEX  TZ6NNY $4.63  8.2  $6.48 $7.09 $7.23  8.9 8.4 8.3  PJM MARKET  HEAT RATE(4)  CAPACITY PRICES $158.24 $181.39 $136.79 $123.63  (Per MWD)  88.5% 91.6% 88.7% 91.8% EQA   (1) Market prices based on the average of broker quotes as of 12/31/2009  (2) 24-hour average  (3) NYMEX and TZ6NNY forward gas prices on 12/31/2009  (4) Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price  A-1

PPL Supply Business Overview

Gas/Oil
37%
Coal
36%
Nuclear
19%
Hydro
8%
2010E
Installed Capacity MW
Gas/Oil
9%
Coal
52%
Nuclear
31%
Hydro
8%
Note: Includes tolling agreements

PPL’s Generation Portfolio
 Total Domestic Generation: 11,719 MW
 Planned Uprate Projects or Additions: 239 MW
Coal  3,497
Nuclear 2,206
Oil 1,672
Gas 2,212 (1)
Hydro 324 (2)
CTs 465
QFs 57 (1)
Coal 682
Hydro 604
Hydro Uprate (2012)  28
 Nuclear Uprate (2010-2011) 53
 Hydro Uprate (2013) 125
 Gas/Oil Uprate (2011) 30
 Landfill Gas Uprate (2011) 3
East 10,433 MW

(1)	Includes tolling agreements, and renewable energy projects
(2)	Includes MWs associated with the proposed sale of the remaining PPL Maine hydro assets
West  1,286 MW

(Millions)
$1,861
$2,069
$1,873

Capital Expenditures by Segment

(Millions)
$3,363
$3,928
$4,457
$4,767
$5,193
CAGR
Distribution = 7.3%
Transmission = 22.0%
$2,950

PPL Electric Utilities Rate Base

August 11, 2009   July 19, 2011
October 20, 2009   October 18, 2011
January 19, 2010   January 9, 2012
April 20, 2010    April 3, 2012
July 20, 2010    July 17, 2012
October 19, 2010   October 16, 2012
April 18, 2011    January 22, 2013

✓
✓
✓
Completed
✓
PPL Electric Utilities 2011 to mid-2013
Procurement Plan Schedule
• Due dates for bids:

$/Share
Annualized
Dividend Profile

(1) Bonds defeased in substance in 2008 by depositing sufficient funds with the trustee
Note: As of 12/31/2009

Debt Maturities
Debt Maturities     (Millions)  2010 2011 2012 2013 2014  PPL Energy Supply $0 $500 $0 $737 $300  PPL Capital Funding 0 0 0 0 0  PPL Electric Utilities 0 0 0 400 10 (1)  WPD Group 0 0 0 0 0  Total $0 $500 $0 $1,137 $310  (1) Bonds defeased in substance in 2008 by depositing sufficient funds with the trustee  Note: As of 12/31/2009   A- 8

(1) Reported as of 12/31/2009
Domestic facilities consist of a diverse bank group, with no bank and its affiliates providing an aggregate commitment of more than 15% of the total committed capacity.

Liquidity Profile
Liquidity Profile     Total Letters of Credit  Expiration Facility Outstanding (1) Drawn (1) Availability  Institution Facility Date (Millions) (Millions) (Millions) (Millions)  PPL Energy Supply 5-year Credit Facility Jun-2012 $3,225 $373 $285 $2,567  Bilateral Credit Facility Mar-2010 200 4 0 196  5-year Structured Credit Facility Mar-2011 300 285 0 15  364-day Credit Facility Sep-2010 400 0 0 400  $4,125 $662 $285 $3,178   PPL Electric Utilities 5-year Credit Facility May-2012 $190 $6 $0 $184  Asset-backed Credit Facility Jul-2010 150 0 0 150  $340 $6 $0 $334   WPD  3-year Credit Facility Jul-2012 £210 £0 £60 £150  5-year Credit Facility Jan-2013 150 0 132 18  Uncommitted Credit Facilities 65 0 21 44  Letter of Credit Facility Mar-2010 4 3 0 1   £429  £3 £213 £213   Domestic facilities consist of a diverse bank group, with no bank and its  affiliates providing an aggregate commitment of more than 15% of the total  committed capacity.   (1) Reported as of 12/31/2009  A- 9

PPL Energy Supply Collateral Profile

	2008	2009	2010
Cash from Operations	$595	$1,310	$1,435
Increase/(Decrease) in cash due to:
Capital Expenditures	(939)	(720)	(952)
Investment in Energy Project	(203)
Asset Sales (1), (2)		84	167
Other Investing Activities-net	(58)	(75)
Free Cash Flow before Dividends	($605)	$ 599	$650

(Millions)
 Actual Projected
(1) 2009 includes sale of Wyman and initial payment for the Maine hydro assets from ArcLight
(2) 2010 includes contingent payment on the Maine hydro assets from ArcLight, completion of the sale of the Penobscot Trust assets, and the previously announced sale of the Long Island generating assets
Supply Segment Reconciliation of Cash from Operations
to Free Cash Flow before Dividends

	2008	2009	2010
Cash from Operations	$643	$294	$264
Less Transition Bond Repayment	(293)
Increase/(Decrease) in cash due to:
Capital Expenditures	(286)	(298)	(589)
Asset Sales & Other	303	3
Free Cash Flow before Dividends	$367	($1)	($325)
Note: Asset Sales in 2008 includes the net proceeds from the sale of gas and propane businesses
(Millions)
 Actual Projected
PA Delivery Segment Reconciliation of Cash from
Operations to Free Cash Flow before Dividends

	2008	2009	2010
Cash from Operations	$279	$248	$278
Increase/(Decrease) in cash due to:
Capital Expenditures Other Investing Activities - Net	(278)	(247) 1	(320)
Free Cash Flow before Dividends	$1	$2	($42)

(Millions)
 Actual Projected
International Delivery Segment Reconciliation of Cash
from Operations to Free Cash Flow before Dividends

(Millions)
Reconciliation of Fourth Quarter Earnings from
Ongoing Operations to Reported Earnings
Reconciliation of Fourth Quarter Earnings from  Ongoing Operations to Reported Earnings     (Millions)  Quarter Ending December 31, 2009  Earnings from ongoing operations  Special Items:  Energy-related economic activity  Foreign currency-related economic hedges - unrealized impacts  Sales of assets  Impairments  Other: Supply  $94  (57)  19  (5)  Pennsylvania  Delivery  $34  International  Delivery  $70  3  (3)  Total  $198  (57) 316(5)  Change in tax accounting method related to repairs  Montana streambed litigation  Total Special Items  Reported earnings*  4  (3)  (42)  $52  (3)  (3)  $31  0  $70  1(3) (45)  $153  Quarter Ending December 31, 2008  Earnings from ongoing operations  Special Items:  Energy-related economic activity  Sales of assets  Impairments  Workforce reduction  Total Special Items  Reported earnings*  $78  130  (25)  (1)  104  $182  $39  (1)  (1)  $38  $58  (1)  (1)  $57  $175  130(1) (25) (2) 102  $277  Change in earnings from ongoing operations $16 ($5) $12 $23  * Represents net income attributable to PPL Corporation.   A-14

(Dollars Per Share)
Reconciliation of Fourth Quarter Earnings from
Ongoing Operations to Reported Earnings
Reconciliation of Fourth Quarter Earnings from  Ongoing Operations to Reported Earnings     (Dollars Per Share)  Quarter Ending December 31, 2009  Earnings from ongoing operations  Special Items:  Energy-related economic activity  Foreign currency-related economic hedges - unrealized impacts  Sales of assets  Impairments  Other:  Change in tax accounting method related to repairs  Montana streambed litigation  Total Special Items  Reported earnings  Supply  $0.25  (0.15)  0.05  (0.01)  0.01  (0.01)  (0.11)  $0.14  Pennsylvania  Delivery  $0.09  (0.01)  (0.01)  $0.08  International  Delivery  $0.18  0.01  (0.01)  0.00  $0.18  Total  $0.52  (0.15)  0.01  0.04  (0.01)  0.00(0.01)  (0.12)  $0.40  Quarter Ending December 31, 2008  Earnings from ongoing operations  Special Items:  Energy-related economic activity  Impairments  Total Special Items  Reported earnings  $0.21  0.35  (0.07)  0.28  $0.49  $0.10  0.00  $0.10  $0.15  0.00  $0.15  $0.46  0.35  (0.07)  0.28  $0.74  Change in earnings from ongoing operations $0.04 ($0.01) $0.03 $0.06  Note: Per share amounts are based on diluted shares outstanding.  A-15

(Millions)
Reconciliation of Year-to-Date Earnings from
Ongoing Operations to Reported Earnings
Reconciliation of Year-to-Date Earnings from  Ongoing Operations to Reported Earnings     (Millions)  Year-to-Date December 31, 2009  Earnings from ongoing operations  Special Items:  Energy-related economic activity  Foreign currency-related economic hedges - unrealized impacts  Sales of assets  Impairments  Workforce reduction  Other: Supply  $333  (225)  (15)  (23)  (6)  Pennsylvania  Delivery  $133  (1)  (5)  International  Delivery  $272  1  (27)  (1)  (2)  Total  $738  (225) 1(42) (25) (13)  Change in tax accounting method related to repairs  Montana streambed litigation  Total Special Items  Reported earnings*  (21)  (3)  (293)  $40  (3)  (9)  $124  (29)  $243  (24) (3) (331)  $407  Year-to-Date December 31, 2008  Earnings from ongoing operations  Special Items:  Energy-related economic activity  Sales of assets  Impairments  Workforce reduction  Other: $303  251  (57)  (1)  $167  (6)  $291  (1)  $761  251(6) (57) (2)  Synfuel tax adjustment  Off-site remediation of ash basin leak  (13)  1  (13) 1  Montana basin seepage litigation  Total Special Items  Reported earnings*  (5)  176  $479  (6)  $161  (1)  $290  (5) 169  $930  Change in earnings from ongoing operations $30 ($34) ($19) ($23)  * Represents net income attributable to PPL Corporation.  A-16

(Dollars Per Share)
Reconciliation of Year-to-Date Earnings from
Ongoing Operations to Reported Earnings
Reconciliation of Year-to-Date Earnings from  Ongoing Operations to Reported Earnings     (Dollars Per Share)   Pennsylvania International   Supply Delivery Delivery Total  Year-to-Date December 31, 2009  Earnings from ongoing operations $0.88 $0.35 $0.72 $1.95  Special Items:   Energy-related economic activity (0.59) (0.59)   Sales of assets (0.04) (0.07) (0.11)  Impairments (0.06) (0.06)  Workforce reduction (0.01) (0.01) (0.01) (0.03)   Other:  Change in tax accounting method related to repairs (0.06) (0.01) (0.07)  Montana streambed litigation (0.01) (0.01)   Total Special Items (0.77) (0.02) (0.08) (0.87)  Reported earnings $0.11 $0.33 $0.64 $1.08   Year-to-Date December 31, 2008  Earnings from ongoing operations $0.81 $0.44 $0.77 $2.02  Special Items:   Energy-related economic activity 0.67 0.67  Sales of assets (0.01) (0.01)  Impairments (0.16) (0.16)  Other:   Synfuel tax adjustment (0.04) (0.04)  Montana basin seepage litigation (0.01) (0.01)  Total Special Items 0.46 (0.01) 0.00 0.45  Reported earnings $1.27 $0.43 $0.77 $2.47   Change in earnings from ongoing operations $0.07 ($0.09) ($0.05) ($0.07)   Note: Per share amounts are based on diluted shares outstanding.    A-17

Reconciliation of PPL’s Earnings from Ongoing
Operations to Reported Earnings
Reconciliation of PPL’s Earnings from Ongoing    Operations to Reported Earnings     Earnings from Ongoing Operations per share of common stock  High  2010  $3.50  Forecast  Low  2010  $3.10  2009  $1.95  Actual  2008  $2.02  2007  $2.60  Special Items:  Energy-related economic activity  Sales of assets  Impairments  Workforce reductions  Other:  Change in tax accounting method related to repairs  Montana streambed litigation  Synfuel tax adjustment  Montana basin seepage litigation  Change in U.K. tax rate  Settlement of Wallingford cost-based rates  Total Special Items  Reported Earnings per share of common stock  0.00  $3.50  0.00  $3.10  (0.59)  (0.11)  (0.06)  (0.03)  (0.07)  (0.01)  (0.87)  $1.08  0.67  (0.01)  (0.16)  (0.04)  (0.01)  0.45  $2.47  0.08  0.50  (0.04)  (0.02)  0.14  0.09  0.75  $3.35  Note: Per share amounts are based on diluted shares outstanding.   A-18

(Millions of Dollars)
(a) See additional information on the following slide.
Reconciliation of Year-to-Date
Operating Income and Energy Margins
Reconciliation of Year-to-Date  Operating Income and Energy Margins     (Millions of Dollars)   Year Ended December 31,   Per Share  2009 2008 Change (after-tax)   Eastern U.S., pre-tax $1,406 $1,286 $120 $0.19   Western U.S., pre-tax 325 278 47 0.07  Domestic gross energy margins, pre-tax $1,731 $1,564 $167 $0.26   Year Ended December 31,  2009 2008   Operating Income $961 $1,793   Adjustments:  Energy-related businesses, net (27) (38)  Other operation and maintenance 1,424 1,423  Amortization of recoverable transition costs 304 293  Depreciation 469 458  Taxes, other than income 280 288  Revenue adjustments (a) (1,706) (3,219)  Expense adjustments (a) 26 566   Domestic gross energy margins $1,731 $1,564   (a) See additional information on the following slide.  A-19

(Millions of Dollars)
Reconciliation of Year-to-Date
Operating Income and Energy Margins
Reconciliation of Year-to-Date  Operating Income and Energy Margins    (Millions of Dollars)   Year Ended December 31,   2009 2008  Revenue adjustments  WPD utility revenue $ (684) $ (824)  Domestic delivery component of utility revenue (1,266) (1,325)  Other utility revenue (60) (52)  Impact from energy-related economic activity 274 (1,061)  Gains from sale of emission allowances 2 6  Revenues from Supply segment discontinued operations 29 37  Other (1) 0  Total revenue adjustments $ (1,706) $ (3,219)  Expense adjustments  Impact from energy-related economic activity $ (109) $ (632)  Domestic electric ancillaries (43) (54)  Gross receipts tax 112 113  Other 14 7  Total expense adjustments $ (26) $ (566)   A-20

Credit Ratings

	Moody’s	Standard & Poor’s	Fitch
PPL Corporation
Issuer Rating	Baa2	BBB	BBB
Outlook	NEGATIVE	NEGATIVE	STABLE

PPL Energy Supply
Issuer Rating		BBB	BBB
Tax-Exempt Bonds (1)	Aaa	AAA
Senior Notes	Baa2	BBB	BBB
Outlook	STABLE	NEGATIVE	STABLE

PPL Capital Funding
Issuer Rating			BBB
Senior Unsecured Debt	Baa2	BBB-	BBB
Subordinated Debt	Baa3	BB+	BB+
Outlook	NEGATIVE		STABLE

PPL Electric Utilities
Issuer Rating	Baa1	A-	BBB
First Mortgage Bonds	A3	A-	A-
Tax-Exempt Bonds (2)	A3/Baa1	A/A-
Senior Secured Debt	A3	A-	A-
Commercial Paper	P-2	A-2	F-2
Preferred Stock	Baa3	BBB	BBB-
Preference Stock	Baa3	BBB	BBB-
Outlook	NEGATIVE	NEGATIVE	STABLE
(1) Letter of Credit-Backed Security
(2) Includes both Insured and Non-Insured Securities

Credit Ratings (cont.)

 Commercial Paper
A-
BBB+
 Baa1
 Senior Unsecured Debt
F2
A-2
 P-2
 Commercial Paper
POSITIVE
NEGATIVE
STABLE
 Outlook
BBB+
BBB+
 Baa1
 Issuer Rating
A-
BBB+
 Baa1
 Senior Unsecured Debt
F2
A-2
 Commercial Paper
POSITIVE
NEGATIVE
STABLE
 Outlook
Western Power Distribution (South West) PLC
BBB+
BBB+
 Issuer Rating
Western Power Distribution (South Wales) PLC
POSITIVE
NEGATIVE
STABLE
 Outlook
POSITIVE
 Outlook
BBB
 Issuer Rating
WPD Holdings LLP
BBB-
BBB-
Baa3
 Issuer Rating
BBB
BBB-
Baa3
 Senior Unsecured Debt
A-3
 Commercial Paper
WPD Holdings Limited
BBB
BBB-
Baa3
 Pass-Through Certificates
STABLE
STABLE
 Outlook
PPL Montana
Fitch
Standard & Poor’s
Moody’s

Statements contained in this presentation, including statements with respect to future earnings, energy prices, margins and sales, growth, revenues, expenses, cash flow, asset disposition, marketing performance, hedging, regulation, corporate strategy and generating capacity and performance, are “forward-looking statements” within the meaning of the federal securities laws. Although PPL
Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these expectations, assumptions and statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. The following are among the important factors that could cause actual results to differ materially from the forward-looking statements: market demand and prices for energy, capacity and fuel; weather conditions affecting customer energy usage and operating costs; competition in power markets; the effect of any business or industry restructuring; the profitability and liquidity of PPL Corporation and its subsidiaries; new accounting requirements or new interpretations or applications of existing requirements; operating performance of plants and other facilities; environmental conditions and requirements and the related costs of compliance, including environmental capital expenditures and emission allowance and other expenses; system conditions and operating costs; development of new projects, markets and technologies; performance of new ventures; asset acquisitions and dispositions; any impact of hurricanes or other severe weather on our business, including any impact on fuel prices; receipt of necessary government permits, approvals, rate relief and regulatory cost recovery; capital market conditions and decisions regarding capital structure; the impact of state, federal or foreign investigations applicable to PPL Corporation and its subsidiaries; the outcome of litigation against PPL Corporation and its subsidiaries; stock price performance; the market prices of equity securities and the impact on pension income and resultant cash funding requirements for defined benefit pension plans; the securities and credit ratings of PPL Corporation and its subsidiaries; political, regulatory or economic conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business, including any potential effects of threatened or actual terrorism or war or other hostilities; foreign exchange rates; new state, federal or foreign legislation, including new tax legislation; and the commitments and liabilities of PPL Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL
Corporation’s Form 10-K and other reports on file with the Securities and Exchange Commission.
Forward-Looking Information Statement

“Earnings from ongoing operations” should not be considered as an alternative to reported earnings, or net income attributable to PPL, which is an indicator of operating performance determined in accordance with generally accepted accounting principles (GAAP). PPL believes that “earnings from ongoing operations”, although a non-GAAP financial measure, is also useful and meaningful to investors because it provides them with management’s view of PPL’s fundamental earnings performance as another criterion in making their investment decisions. PPL’s management also uses “earnings from ongoing operations” in measuring certain corporate performance goals. Other companies may use different measures to present financial performance.
“Earnings from ongoing operations” is adjusted for the impact of special items. Special items include:
 •The impact of energy-related economic activity (as discussed below).
 •Foreign currency-related economic hedges.
 •The impact of sales of assets not in the ordinary course of business.
 •Impairment charges (including impairments of securities in the company’s nuclear decommissioning trust).
 •Workforce reduction and other restructuring impacts.
 •Other charges or credits that are, in management’s view, not reflective of the company’s ongoing operations.
Energy-related economic activity includes the changes in fair value of positions used to hedge a portion of the economic value of PPL’s generation assets, load
-following and retail activities. This economic value is subject to changes in fair value due to market price volatility of the input and output commodities (e.g., fuel and power). Also included in this special item are the ineffective portion of qualifying cash flow hedges and the premium amortization associated with options classified as economic activity. These items are included in ongoing earnings over the delivery period that was hedged. Management believes that adjusting for such amounts provides a better matching of earnings from ongoing operations to the actual amounts settled for PPL’s underlying hedged assets.
“Free cash flow before dividends” is derived by deducting capital expenditures and other investing activities-net, as well as the repayment of transition bonds, from cash flow from operations. Free cash flow before dividends should not be considered as an alternative to cash flow from operations, which is determined in accordance with GAAP. PPL believes that free cash flow before dividends, although a non-GAAP measure, is an important measure to both management and investors since it is an indicator of the company’s ability to sustain operations and growth without additional outside financing beyond the requirement to fund maturing debt obligations. Other companies may calculate free cash flow before dividends in a different manner.
"Domestic Gross Energy Margins" is intended to supplement the investors' understanding of PPL’s domestic non-trading and trading activities by combining applicable income statement line items and related adjustments to calculate a single financial measure. PPL believes that "Domestic Gross Energy Margins" is useful and meaningful to investors because it provides them with the results of PPL's domestic non-trading and trading activities as another criterion in making their investment decisions. "Domestic Gross Energy Margins" is not intended to replace "Operating Income," which is determined in accordance with GAAP, as an indicator of overall operating performance. PPL's management also uses "Domestic Gross Energy Margins" in measuring certain corporate performance goals used in determining variable compensation. Other companies may use different measures to present the results of their non-trading and trading activities.

Definitions of Non-GAAP Financial Measures